SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 27, 2005

Date of Report (Date of Earliest Event Reported)
FIRST POTOMAC REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-31824	37-1470730

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7600 Wisconsin Avenue
Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)
(301) 986-9200

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On October 27, 2005, the Board of Trustees (the “Board”) of First Potomac Realty Trust (the “Company”) increased the size of the Board to eight trustees and elected Alan G. Merten as a trustee. The Company expects Dr. Merten to serve on the Compensation, Nominating and Governance and Investment Committees of the Board.
The Company issued a press release on October 31, 2005 announcing the election of Dr. Merten. A copy of this release is filed as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.
99.1	Press release dated October 31, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST
October 31, 2005	/s/ Joel F. Bonder
Joel F. Bonder
Executive Vice President, General Counsel and Secretary

FIRST POTOMAC REALTY TRUST
INDEX TO EXHIBITS

Exhibit
Number	Exhibit Description
99.1	Press release dated October 31, 2005.